NUVEEN HIGH YIELD INCOME FUND

NUVEEN FLOATING RATE INCOME FUND

SUPPLEMENT DATED FEBRUARY 5, 2021

TO THE PROSPECTUS DATED JANUARY 29, 2021

The last bullet point in the first paragraph of the section of the prospectus entitled “How You Can Buy and Sell Shares – How to Reduce Your Sales Charge – CDSC Waivers and Reductions” is hereby deleted and replaced with the following:

•

For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCFRP-0221P